EXHIBIT 10.1b

FORM OF WARRANT AS ATTACHED TO SUBSCRIPTION AGREEMENT

$0.25 SHARE PURCHASE WARRANT CERTIFICATE

From:

ZORO MINING CORP.

To:

w[NAME]w

Zoro Mining Corp.
3040 North Campbell Avenue, Suite 110, Tucson, Arizona, U.S.A., 85719
__________

$0.25 SHARE PURCHASE WARRANT CERTIFICATE

$0.25 Series No. w[0000-2011-00]w

ZORO MINING CORP.

(Incorporated under the laws of the State of Nevada, U.S.A.)

WARRANTS FOR UP TO w[#NR.]w SHARES OF COMMON STOCK

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (TUCSON, ARIZONA, U.S.A.. TIME) ON DECEMBER 13, 2012, AND MAY EXPIRE EARLIER IN CERTAIN CIRCUMSTANCES.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.  PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER OF THE SECURITIES HAS FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.
(OR)
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.  PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER OF THE SECURITIES HAS FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(AND)
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER DECEMBER 13, 2011.
(AND)
UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

SHARE PURCHASE WARRANTS
(the “Warrants”)

THIS IS TO CERTIFY THAT, for value received,  w[NAME]w  (the “Holder”), is entitled to purchase up to a total of  w[# UNITS]w  fully paid and non-assessable shares of the common stock (each a “Warrant Share”) of ZORO MINING CORP. (the “Company”) for the period commencing upon the date of issuance of the within Warrants by the Company; that being on December 13, 2011; and ending at 5:00 p.m. (Tucson, Arizona, U.S.A., time) on DECEMBER 13, 2012 (such time period being the “Warrant Exercise Period” and the final such day of such Warrant Exercise Period being the “Time of Expiry” herein), at an exercise price of U.S. $0.25 per Warrant Share (the “Warrant Exercise Price”) during the Warrant Exercise Period.

This Warrant is subject to the terms and conditions contained hereinbelow together with the terms and conditions which are attached to this Warrant as Schedule “A”.

The aforesaid right to purchase Warrant Shares may be exercised by the Holder at anytime and from time to time prior to the Time of Expiry (i) by duly completing in the manner indicated and executing the subscription form attached hereto, (ii) by surrendering this Warrant to the Company at its executive office located in Tucson, Arizona, U.S.A., and (iii) by paying the requisite Warrant Exercise Price for the Warrant Shares subscribed for either in cash or by certified cheque or money order payable at par to the order of the Company.  Upon said surrender and payment the Company will issue to the Holder of the subscription form the number of Warrant Shares subscribed for and said Holder will become a shareholder or shareholders of the Company in respect of the Warrant Shares as of the date of such surrender and payment.  Subject to the terms and conditions of this Warrant, the Company will, as soon as practicable after said surrender and payment, mail to the person or persons at the address or addresses specified in the subscription form a certificate or certificates evidencing the Warrant Shares subscribed for.  If the Holder of this Warrant subscribes for a lesser number of Warrant Shares than the number of Warrant Shares referred to in this Warrant, the Holder shall be entitled to receive a further Warrant in respect of Warrant Shares not subscribed for.

The Holder of this Warrant may surrender this Warrant to the Company at its executive office located in Tucson, Arizona, U.S.A., in exchange for new certificates representing this Warrant entitling the Holder to purchase in the aggregate the same number of Warrant Shares referred to in this Warrant.

The Holder hereof and the Company, by acceptance and issuance of this Warrant, agree that this Warrant and all rights hereunder may not be transferred or assigned.

Nothing contained herein shall confer any right upon the Holder hereof or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and, from and after such time, this Warrant and all rights hereunder shall be void and of no value.

This Warrant shall not constitute the holder a stockholder of the Company.

Time shall be of the essence hereof.

IN WITNESS WHEREOF ZORO MINING CORP. has caused its common seal to be affixed and this Warrant to be signed by its authorized representative effective on this the 13th day of December 2011.

Signed by:

ZORO MINING CORP.

(C/S)

Per
Authorized Signatory

FORM OF SUBSCRIPTION

To:                      ZORO MINING CORP.

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (TUCSON, ARIZONA, U.S.A.. TIME) ON DECEMBER 13, 2012, AND MAY EXPIRE EARLIER IN CERTAIN CIRCUMSTANCES.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.  PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER OF THE SECURITIES HAS FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.
(OR)
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.  PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER OF THE SECURITIES HAS FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.
(AND)
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER  DECEMBER 13, 2011.
(AND)
UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC

INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

The undersigned “Holder” of the attached “Warrant” hereby subscribes for _____________________ “Warrant Shares” of ZORO MINING CORP. (again the “Company”) pursuant to the attached Warrant at a “Warrant Exercise Price” of U.S. $0.25 per Warrant Share during the Warrant Exercise Price (or such number of other Warrant Shares or securities to which such subscription entitles it in lieu thereof or in addition thereto under the terms and conditions mentioned in the within Warrant) on the terms specified in the said Warrant.  This subscription is accompanied by a certified cheque or money order payable to or to the order of the Company for the whole amount of the requisite Warrant Exercise Price of the said Warrant Shares.

The undersigned hereby irrevocably directs that above-mentioned number of Warrant Shares are to be registered as follows:

Name	Address in Full	Social Insur. No.	Number of Warrant Shares

Total:

DATED on this _____ day of _______________, _____.

Signature of Guarantor*	Signature of Holder

Print Name of Holder (If Warrant Holder is not an individual, name and title of signatory)

Residence Address of Holder in full

*
If this Warrant subscription form indicates that Warrant Shares are to be issued to a person or persons other than the registered Holder of the Warrant certificate, the signature of such Holder of the subscription form must be medallion guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.  If the subscription form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the subscription form must be accompanied by evidence of authority to sign satisfactory to the Company.

The Warrant Share certificate(s) will be mailed by registered mail to the address appearing on the face page of the Warrant certificate.

The Holder’s representations, warranties, certifications and understandings.   The Holder certifies, acknowledges, represents and warrants to the Company and understands that:

(a)
If not a U.S. Person:   if applicable and if the Holder is not a resident of the United States, the Holder: (i) is not a “U.S. Person” (as defined in Rule 902 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Act”), which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Warrant Shares for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Holder set forth hereinabove; and (iii) was not offered any Warrant Shares in the United States and was outside the United States at the time of execution and delivery of this Warrant subscription;

(b)
No registration and sales under Regulation S:   if applicable and if the Holder is not a resident of the United States under subsection (a) hereinabove, the Holder acknowledges that the Warrant Shares have not been registered under the U.S. Act and the Company has no obligation or present intention of filing a registration statement under the U.S. Act in respect of the Warrant Shares.  In addition, and if the Holder is not a resident of the United States, the Holder agrees to resell the Warrant Shares only in accordance with the provisions of Regulation S, pursuant to a registration under the U.S. Act or pursuant to an available exemption from such registration, and that hedging transactions involving the Warrant Shares may not be conducted unless in compliance with the U.S. Act.  The Holder understands that any certificate representing the Warrant Shares will bear a legend setting forth the foregoing restrictions.  Furthermore, the Holder understands that the Warrant Shares are restricted within the meaning of “Rule 144” promulgated under the U.S. Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Warrant Shares by the Holder, and even then will not be available unless (i) a public trading market then exists for the shares of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Warrant Shares may be made by the Holder only in limited amounts in accordance with such terms and conditions;

(c)
No U.S. beneficial interest:   if applicable and if the Holder is not a resident of the United States, no U.S. Person, either directly or indirectly, has any beneficial interest in any of the Warrant Shares acquired by Holder hereunder, nor does the Holder have any agreement or understanding (written or oral) with any U.S. Person respecting:

(i)	the transfer or any assignment of any rights or interest in any of the Warrant Shares;

(ii)	the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

(iii)	the voting of the Warrant Shares;

(d)
Holder’s declarations as an “Accredited Investor” if resident in the United States:   if applicable and if the Holder is a resident of the United States, the Holder also warrants and certifies that the Holder is an “Accredited Investor”, as that term is defined in Section 4(2) of the U.S. Act, and in “Rule 501” of “Regulation D” promulgated thereunder, by virtue of the Subscriber’s qualification under one or more of the following categories {please check the appropriate category or categories where applicable}:

☐	The Holder is a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000.

☐
The Holder is a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐
The Holder is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts, or similar business trust or partnership, not formed for the specific purpose of acquiring the Warrant Shares, with total assets in excess of U.S. $5,000,000.

☐	The Holder is a trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Warrant Shares, whose purchase is directed by a sophisticated person.

☐	The Holder is a Director or Executive Officer of the Company.

☐	The Holder is a “private business development company” as that term is defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.

☐
The Holder is either: (a) a “bank” as defined in section 3(a)(2) of the U.S. Act, or a “savings and loan association or other institution” as defined in section 3(a)(5)(A) of the U.S. Act, whether acting in its individual or fiduciary capacity; or (b) a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934; or (c) an “insurance company” as defined in section 2(13) of the U.S. Act; or (d) an investment company registered under the United States Investment Company Act of 1940 or a “business development company” as defined in section 2(a)(48) of the United States Investment Company Act of 1940; or (e) a small business investment company licensed by the United States “Small Business Administration” under either of subsections 301(c) or (d) of the United States Small Business Investment Act of 1958; or (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $5,000,000; or (g) an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in section 3(21) of the United States Employee Retirement Income Security Act of 1974 which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

The Holder is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth hereinabove.

(e)	Experience: the Holder has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

(f)	Information: the Holder has received all information regarding the Company reasonably requested by the Holder;

(g)	Risk: the Holder understands that an investment in the Company involves certain risks of which the Holder has taken full cognizance, and which risks the Holder fully understands;

(h)
Adequacy of information:   the Holder has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the within Warrants and to obtain additional information necessary to verify the accuracy of the information contained in the information described in subsection (f) hereinabove, or such other information as the Holder desired in order to evaluate an investment in the Company;

(i)
Residency:   the residence of the Holder as set forth hereinabove is the true and correct residence of the Holder and the Holder has no present intention of becoming a resident or domiciliary of any other State or jurisdiction;

(j)
Independent investigation:   in making a decision to invest in the Company the Holder has relied solely upon independent investigations made by the Holder, and the particular tax consequences arising from an investment in the Company will depend upon the Holder’s individual circumstances;

(k)
Principal:   the Holder is purchasing the Warrant Shares as principal for the Holder’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Warrant Shares;

(l)
Decision to purchase:   the decision of the Holder to purchase Warrant Shares pursuant hereto has been based only on the representations of this Warrant and any collateral business plan or offering memorandum provided herewith or based upon the Holder’s relationship with a Director and/or Executive Officer of the Company.  It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person.  The Holder agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience.  In particular, and without limiting the generality of the foregoing, the decision to subscribe for Warrant Shares has not been influenced by:

(i)	newspaper, magazine or other media articles or reports related to the Company or its business;

(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)
any representations, oral or otherwise, that the Company will become a listed company, that the Warrant Shares will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of the Warrant Shares;

(m)
Advertisements:   the Holder acknowledges that the Holder has not purchased Warrant Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(n)
Information not received:   the Holder has not received, nor has the Holder requested, nor does the Holder have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Warrant Shares, and the Holder has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Warrant Shares;

(o)
Information received:   the Holder has had access to such additional information, if any, concerning the Company as the Holder has considered necessary in connection with the Holder’s investment decision to acquire the Warrant Shares;

(p)
Reliance on public information:   the Holder has relied solely upon the publicly available information relating to the Company and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company; such publicly available information having been delivered to the Holder without independent investigation or verification by the Company, and agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information;

(q)	Satisfaction with information received: the Holder acknowledges that, to the Holder’s satisfaction:

(i)	the Holder has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to the Holder’s satisfaction;

(ii)
the Holder has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Holder’s satisfaction; and

(iii)
the Holder has been given ready access to and an opportunity to review any information, oral or written, that the Holder has requested, in particular to any offering memorandum or business plan of the Company, if available concurrent with or as a part of this Warrant;

(r)
Reliance of representative:   the Holder, by reason of the Holder’s knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of an investment in the Warrant Shares or, if the Holder is relying upon the investment advice of a representative who has advised the undersigned in connection with this investment (the “Representative”), the undersigned believes the Representative to be sophisticated and competent in the area of investment advice and analysis and therefore capable of evaluating the risks and merits of an investment in the Warrant Shares;

(s)
Economic risk:   the Holder has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Holder’s investment in the Warrant Shares, and the Holder is able to bear the economic risk of a total loss of the Holder’s investment in the Warrant Shares;

(t)
Speculative investment:   the Holder understands that an investment in the Warrant Shares is a speculative investment and that there is no guarantee of success of the Company’s management’s plans.  Management’s plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured).  Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted;

(u)
Risk and resale restriction:   the Holder is aware of the risks and other characteristics of the Warrant Shares and of the fact that the Holder will not be able to resell the Warrant Shares except in accordance with the applicable securities legislation and regulatory policy;

(v)	Representations as to resale: no person has made to the Holder any written or oral representations:

(i)	that any person will resell or repurchase the Warrant Shares;

(ii)	that any person will refund the purchase of the Warrant Shares;

(iii)	as to the future price or value of any of the Warrant Shares; or

(iv)
that the Warrant Shares will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Warrant Shares for trading on any stock exchange, over-the-counter or bulletin board market; and

the Purchaser will not resell the Warrant Shares except in accordance with the provisions of applicable securities legislation and stock exchange rules;

(w)
Reports and undertakings:   if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Holder will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Warrant Shares;

(x)
Resale restrictions:   the Holder has been independently advised as to the applicable hold period imposed in respect of the Warrant Shares by securities legislation in the jurisdiction in which the Holder’s resides and confirms that no representation has been made respecting the applicable hold periods for the Warrant Shares and is aware of the risks and other characteristics of the Warrant Shares and of the fact that the Holder may not be able to resell the Warrant Shares except in accordance with the applicable securities legislation and regulatory policy.  In this regard the Holder agrees that if the Holder decides to offer, sell or otherwise transfer any of the Warrant Shares the Holder will not offer, sell or otherwise transfer any of such Warrant Shares, directly or indirectly, unless:

(i)	the sale is to the Company; or

(ii)	the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Act and in compliance with applicable state securities laws; or

(iii)	the sale is made pursuant to an exemption from registration under the U.S. Act provided by Rule 144 thereunder and in compliance with applicable state securities laws; or

(iv)	with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the U.S. Act and in compliance with applicable state securities laws;

(y)
No prospectus filing:   the Holder acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Warrant Shares, and that:

(i)	the Holder may be or is restricted from using most of the civil remedies available under applicable securities legislation; and

(ii)	the Company is relieved from certain obligations that would otherwise apply under applicable securities legislation;

(z)
Confidentiality:   the Holder understands that the Company’s business plan and this Warrant are confidential.  Furthermore, the Holder has not distributed such, or divulged the contents thereof, to anyone other than such legal or financial advisors as the Holder has deemed desirable for purposes of evaluating an investment in the Warrant Shares, and the Holder has not made any copies thereof except for the Holder’s own records;

(aa)	Age of majority: the Holder, if an individual, has attained the age of majority and is legally competent to execute this Warrant subscription and to take all actions required pursuant hereto;

(ab)
Authorization and formation of Holder:   the Holder, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Warrant Shares, and such entity has not been formed for the specific purpose of acquiring Warrant Shares in this issue.  If the Holder is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company.  In addition, the entering into of this Warrant subscription and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Holder or of any agreement, written or oral, to which the Holder may be a party or by which the Holder may be bound;

(ac)	Legal obligation: this Warrant subscription has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Holder;

(ad)
Legal and tax consequences:   the Holder acknowledges that an investment in the Warrant Shares of the Company may have tax consequences to the Holder under applicable law, which the Holder is solely responsible for determining, and the Holder also acknowledges and agrees that the Holder is responsible for obtaining its own legal and tax advice;

(ae)
Compliance with applicable laws:   The Holder knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Warrant subscription, the acceptance of it by the Company and the issuance of the Warrant Shares to the Holder will not comply with all applicable laws of the Holder’s jurisdiction of residence or domicile, and all other applicable laws, and the Holder has no reason to believe that the Holder’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding.  In addition, the Holder will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws;

(af)
Encumbrance or transfer of Warrant Shares:   the Holder will not sell, assign, gift, pledge or encumber in any manner whatsoever the Warrant Shares herein subscribed for without the prior written consent of the Company and in accordance with applicable securities legislation; and

(ag)
Regulation S:   the Holder further represents and warrants that the Holder was not specifically formed to acquire any of the Warrants Share subscribed for in this Warrant subscription in violation of the provisions of Regulation S.

The Holder understands that the Company will rely on the representations and warranties of the Holder herein in determining whether a sale of the Warrant Shares to the Holder is in compliance with federal and applicable state and provincial securities laws.  The Holder hereby agrees to indemnify the Company and its affiliates and to hold the Company and its affiliates, together with each of the Company’s officers, directors, employees and professional advisors, harmless from and against any and all liability, damage, cost or expense (including reasonable attorney’s fees) incurred on account of or arising out of: (i) any inaccuracy in the Holder’s acknowledgements, representations or warranties set forth in this Warrant subscription; (ii) the disposition of any of the Warrant Shares which the Holder will receive, contrary to the Holder’s acknowledgements, representations or warranties in this Warrant subscription or otherwise; (iii) any suit or proceeding based upon the claim that such acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates; and (iv) the Holder’s failure to fulfill any or all of the Holder’s obligations herein.

Restrictions, legend on and disposition of the Warrant Shares.   The Holder acknowledges and understands that neither the sale of the Warrant Shares which the Holder is acquiring nor the Warrant Shares themselves has been registered under the U.S. Act or any state securities laws, and, furthermore, that the Warrant Shares must be held indefinitely unless subsequently registered under the U.S. Act or an exemption from such registration is available.

The Holder also acknowledges and understands that the share certificate representing the Warrant Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or under any state securities laws, and may not be offered, sold or otherwise transferred unless (a) to the issuer, (b) outside the United States in accordance with Rule 904 of regulation S under the U.S. Securities Act, (c) pursuant to an exemption from registration under the U.S. Securities Act provided by rule 144 thereunder, if applicable, and in compliance with applicable U.S. state securities laws, or (d) pursuant to another exemption from registration under U.S. securities laws and any applicable state securities laws.  provided that in the case of transfers pursuant to (c) or (d) above, the holder of the securities has furnished to the issuer an opinion of counsel of recognized standing in form and substance satisfactory to the issuer.”
(or)
“The securities represented hereby have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or under any state securities laws, and may not be offered, sold or otherwise transferred unless (a) to the issuer, (b) outside the United States in accordance with Rule 904 of regulation S under the U.S. Securities Act, (c) pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if applicable, and in compliance with applicable U.S. state securities laws, or (d) pursuant to another exemption from registration under U.S. securities laws and any applicable state securities laws.  Provided that in the case of transfers pursuant to (c) or (d) above, the holder of the securities has furnished to the issuer an opinion of counsel of recognized standing in form and substance satisfactory to the issuer.  Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.”
(and)
“Unless permitted under securities legislation, the holder of the securities represented hereby shall not trade the securities in Canada before the date that is four months and a day after December 13, 2011."
(and)
“Unless otherwise permitted under securities legislation, the holder of this security must not trade the security in or from British Columbia unless the conditions in section 12(2) of BC Instrument 51-509 issuers quoted in the U.S. over-the-counter market are met.”

The Holder hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Warrant Shares in order to implement the restrictions on transfer set forth and described hereinabove.

The Holder also acknowledges and understands that:

(a)	the Warrant Shares are restricted securities within the meaning of Rule 144 promulgated under the U.S. Act;

(b)
the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Warrant Shares by the Holder, and even then will not be available unless (i) a public trading market then exists for the shares of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

(c)	any sale of the Warrant Shares may be made by the Holder only in limited amounts in accordance with such terms and conditions.

The Holder further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Holder agrees that the Holder shall in no event make any disposition of all or any portion of the Warrant Shares which the Holder is acquiring hereunder unless and until:

(a)	there is then in effect a “Registration Statement” under the U.S. Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(b)
(i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Holder shall have furnished the Company with an opinion of the Holder’s own counsel to the effect that such disposition will not require registration of such Warrant Shares under the U.S. Act and (iii) such opinion of the Holder’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Holder of such concurrence.

__________

Schedule “A”

TERMS AND CONDITIONS

Of

WARRANTS

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (TUCSON, ARIZONA, U.S.A.. TIME) ON DECEMBER 13, 2012, AND MAY EXPIRE EARLIER IN CERTAIN CIRCUMSTANCES.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.  PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER OF THE SECURITIES HAS FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.
(OR)
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.  PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER OF THE SECURITIES HAS FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.
(AND)

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER DECEMBER 13, 2011.
(AND)
UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

These are the Terms and Conditions which are attached to the Warrants issued by Zoro Mining Corp.

ARTICLE ONE - INTERPRETATION

Section 1.01 - Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent:

(a)	“Company” means Zoro Mining Corp. or any successor company referred to in Article 7 hereinbelow;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)
“Current Market Price” of a share at any date means the price per share equal to the weighted average price at which the shares have traded during any 30 consecutive trading days selected by the Company, commencing not more than 45 trading days before and ending not less than five trading days before such date, on any recognized stock exchange on which such shares are listed as may be selected for such purpose by the Directors or, if such shares are not listed on any stock exchange, then on such over-the-counter market or bulletin board trading market upon which such trade as may be selected for such purpose by the Directors.  The weighted average price per share shall be determined by dividing the aggregate sale price of all such shares sold on the aforementioned exchange or market, as the case may be, during the aforementioned 30 consecutive trading days by the total number of such shares so sold;

(d)
“Director” means a director of the Company for the time being, and reference, without more, to action by the Directors of the Company shall mean action taken by the directors of the Company as a board, or whenever duly empowered, action by an executive committee of the board;

(e)
“Dividends Paid in the Ordinary Course” means dividends paid on the shares in any fiscal year of the Company, whether in: (i) cash; (ii) shares of the Company; (iii) warrants or similar rights to purchase any shares of the Company; or (iv) property or other assets of the Company; provided that the amount or value of such dividends (any such shares, warrants or similar rights, or property or other assets so distributed to be valued at the fair market value of such shares, warrants or similar rights, or property or other assets, as the case may be, as determined by action by the Directors (such determination to be conclusive)), does not in such fiscal year exceed the greatest of:

(i)	150% of the aggregate amount of dividends declared payable by the Company on the shares in the period of twelve consecutive months ended immediately prior to the first day of such fiscal year; and

(ii)
100% of the consolidated net income of the Company before extraordinary items for the period of twelve consecutive months ended immediately prior to the first day of such fiscal year less the amount of all dividends payable on all shares ranking prior to or on a parity with the shares in respect of the payment of dividends (such consolidated net income, extraordinary items and dividends to be shown in the audited consolidated financial statements of the Company for such period of twelve consecutive months or if there are no audited consolidated financial statements for such period, computed in accordance with generally accepted accounting principles, consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Company);

(f)
“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expressions “Article”, “Section” or “subsection” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(g)	“Issuance Date” means that date on which the Company issued the attached Warrants;

(h)	“person” means an individual, company, partnership, trustee or any unincorporated organization, and any words importing persons have a similar meaning;

(i)	“shares” means the common shares in the capital of the Company as constituted at the Issuance Date and any shares resulting from any subdivision or consolidation of the shares;

(j)	“Time of Expiry” means 5:00 p.m. (Tucson, Arizona, U.S.A., time) on December 13, 2012;

(k)	“Warrant Exercise Period” means the period in time between the Issuance Date and the Time of Expiry;

(l)	“Warrant Exercise Price” means U.S. $0.25 per Warrant Share during the Warrant Exercise Period;

(m)	“Warrant Holders” or “Holders” means the bearers of the Warrants for the time being;

(n)
“Warrant Holders’ Request” means an instrument signed in one or more counterparts by Warrant Holders entitled to purchase in the aggregate not less than 25% of the aggregate number of Warrant Shares which could be purchased pursuant to all the Warrants outstanding for the time being, requesting the Company to take some action or proceeding;

(o)
“Warrants” means the Warrants of the Company issued and presently authorized, as set out in Section 2.01 and for the time being outstanding, and any other warrants made subject to these Terms and Conditions;

(p)	“Warrant Shares” means the shares in the capital of the Company issuable upon the exercise of the within Warrants by the Holder thereof; and

(q)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

Section 1.02 - Interpretation Not Affected by Headings

The division of these Terms and Conditions into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect their construction of interpretation.

Section 1.03 - Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada, U.S.A., and will be treated in all respects as Nevada contracts.

ARTICLE TWO - ISSUE OF WARRANTS

Section 2.01 - Issue of Warrants

Warrants entitling the Holders thereof to purchase an aggregate of up to 100,000 Warrant Shares are authorized to be issued by the Company on the basis of an issue of 100,000 Warrants where one Warrant is required to purchase one Warrant Share of the Company.

Section 2.02 - Additional Warrants

Nothing contained herein shall preclude the Company from time to time to make further equity or debt offerings and sell additional shares, warrants or grant options or similar rights to purchase shares of its capital stock.

Section 2.03 - Issue in Substitution for Lost Warrants

(a)
Subject to Section 2.03(b) hereinbelow, if a Warrant is mutilated, lost, destroyed or stolen, the Company shall issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant, and the substituted Warrant will be entitled to the benefit of these Terms and Conditions and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)
The applicant for the issue of a new Warrant will bear the cost of its issue and in case of loss, destruction or theft, furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant so lost, destroyed or stolen, as will be satisfactory to the Company in its discretion, and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection with such issuance of a new Warrant.

Section 2.04 - Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder a stockholder of the Company, nor entitle him to any right or interest except as expressly provided in the Warrant and herein.

ARTICLE THREE - OWNERSHIP AND TRANSFER

Section 3.01 - Exchange of Warrants

(a)
Warrants in any authorized denomination may, upon compliance with the reasonable requirements of the Company, be exchanged for Warrants in any other authorized denomination, of the same class and date of expiry, entitling the Holder to purchase an equal aggregate number of shares at the same subscription price and on the same terms as the Warrants so exchanged.

(b)	Warrants may be exchanged only at the office of the Company and any Warrants tendered for exchange will be surrendered to the Company and cancelled.

Section 3.02 - Ownership of Warrants

(a)	The Company may deem and treat the registered holder of any Warrant as the absolute owner of such Warrant, for all purposes, and will not be affected by any notice or knowledge to the contrary.

(b)
The registered holder of any Warrant will be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate Holder and all persons may act accordingly, and the receipt of any such bearer for the shares will be a good discharge to the Company for the same and the Company will not be bound to inquire into the title of any such bearer.

Section 3.03 - Transfer of Warrants

The Warrants are non-transferable.

Section 3.04 - Notice to Warrant Holders

Any notice to be given to Warrant Holders will be deemed to be validly given if delivered or sent by ordinary post addressed to such Warrant Holders at the addresses appearing on the register hereinbefore-mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the seventh business day following the date of mailing.

ARTICLE FOUR - EXERCISE OF WARRANTS

Section 4.01 - Method of Exercise of Warrants

The right to purchase Warrant Shares conferred by the Warrants may be exercised, before the Time of Expiry, by the Holder of such Warrant surrendering it, with a duly completed and executed subscription in the form attached thereto and cash or a certified cheque or money order payable to or to the order of the Company, at par in Tucson, Arizona, U.S.A., for the Warrant Exercise Price per Warrant Share applicable at the time of surrender in respect of the Warrant Shares subscribed for in lawful money of the United States, to the Company at its executive office in Tucson, Arizona, U.S.A..

Section 4.02 - Effect of Exercise of Warrants

As soon as practicable after surrender and payment, and subject to the terms and conditions set forth herein, the Company will cause to be delivered to the person or persons in whose name or names the Warrant Shares subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Warrant Shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.  Upon issuance, such person or persons shall be deemed to have become the holder or holders of record of such Warrant Shares on the date of surrender and payment.

Section 4.03 - Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Warrant Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant.  In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to a Warrant, the Company will issue a new Warrant in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

Section 4.04 - Warrants for Fractions of Warrant Shares

No fractional Warrant Shares shall be issued upon exercise of these Warrants.  If any fractional interest in a Warrant Share would, except for the provisions of the first sentence of this Section 4.04, be deliverable upon the exercise of a Warrant, the number of Warrant Shares to be issued to the Warrant Holder upon exercise of the Warrant shall be rounded up to the next whole number.

Section 4.05 - Expiration of Warrants

After the Time of Expiry all rights attaching to the Warrants will wholly cease and terminate and the Warrants will be void and of no effect.

Section 4.06 – Warrant Exercise Price

The Warrant Exercise Price per Warrant Share which must be paid to exercise a Warrant is as prescribed by resolution of the Board of Directors of the Company and set forth in this Warrant certificate subject to adjustment as provided for herein.

Section 4.07 - Adjustment of Subscriptions Rights and Exercise Price

The Warrant Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the events and in the manner following:

(a)	Share Reorganization. If prior to the Time of Expiry the Company shall:

(i)
issue shares without the receipt of any consideration therefor to all or substantially all of the holders of the shares by way of stock dividend or other distribution (other than as dividends paid in the common course (“Dividends Paid in the Common Course”)), or

(ii)	subdivide its outstanding shares into a greater number of shares; or

(iii)	consolidate its outstanding shares into a lesser number of shares,

(any of such events in these paragraphs (i), (ii) and (iii) being called a “Share Reorganization”), then the Warrant Exercise Price per Warrant Share shall be adjusted as of the effective date or record date, as the case may be, at which the holders of shares are determined for the purpose of the Share Reorganization by multiplying the Warrant Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of shares outstanding as of the effective date or record date after giving effect to such Share Reorganization.

(b)
Rights Offering.  If prior to the Time of Expiry the Company shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of shares under which such holders are entitled, during a period expiring not more than 45 calendar days after the record date for such issue (“Rights Period”), to subscribe for or purchase shares at a price per share to the holder of less than ninety-five percent (95%) of the Current Market Price for the shares on such record date (any of such events being called a “Rights Offering”), then the Warrant Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Warrant Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which shall be the aggregate of:

A.	the number of shares outstanding as of the record date for the Rights Offering; and

B.
a number determined by dividing (1) the product of the number of shares issued or subscribed during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such shares are offered by (2) the Current Market Price of the shares as of the record date for the Rights Offering; and

(ii)
the denominator of which shall be the number of shares outstanding after giving effect to the Rights Offering and including the number of shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

Any Warrant Holder who shall have exercised his right to purchase shares in accordance with this Article 4 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor shall, in addition to the shares to which he is otherwise entitled upon such exercise in accordance with this Article 4, be entitled to that number of additional shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Warrant Exercise Price as adjusted for such Rights Offering pursuant to this subsection (b) hereinabove from the Warrant Exercise Price in  effect immediately prior to the end of such Rights Offering is multiplied by the number of Warrant Shares purchased upon exercise of the Warrants held by such Warrant Holder during such period, and the resulting product is divided by the Warrant Exercise Price as adjusted for such Rights Offering pursuant to this subsection 4.07(b); provided that the provisions of this Article 4 shall be applicable to any fractional interest in any share to which such Warrant Holder might otherwise be entitled under the foregoing provisions of this subsection 4.07(b).  Such additional shares shall be deemed to have been issued to the Warrant Holder immediately following the end of the Rights Period and a certificate for such additional shares shall be delivered to such Warrant Holder within ten business days following the end of the Rights Period.

(c)	Special Distribution. If prior to the Time of Expiry the Company shall issue or distribute to all or to substantially all the holders of the shares:

(i)
securities of the Company including rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or property or assets and including evidences of its indebtedness; or

(ii)	any property or other assets;

and if such issuance or distribution does not constitute Dividends Paid in the Ordinary Course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Warrant Exercise Price per Warrant Share shall be adjusted effective immediately after the record date at which the holders of affected shares are determined for purposes of the Special Distribution to a price determined by multiplying the Warrant Exercise Price in effect on such record date by a fraction:

(iii)           the numerator of which shall be:

A.	the product of the number of shares outstanding on such record date and the Current Market Price of the shares on such record date; less

B.
the excess, if any, of (1) the fair market value on such record date, as determined by action by the Directors (whose determination shall be conclusive), to the holders of the shares of such securities or property or other assets so issued or distributed in the Special Distribution over (2) the fair market value of the consideration received therefor by the Company from the holders of the shares, as determined by action by the Directors (whose determination shall be conclusive); and

(iv)	the denominator of which shall be the number of shares outstanding on such record date multiplied by the Current Market Price of the shares on such record date.

(d)
Capital Reorganization.  If prior to the Time of Expiry there shall be a reclassification of shares at any time outstanding or a change of the shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Company with or into any other Company or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding shares or a change of the shares into other securities), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another Company or other entity (any of such events being herein called a “Capital Reorganization”), any Warrant Holder who exercises his right to purchase Warrant Shares pursuant to Warrant(s) then held after the effective date of such Capital Reorganization shall be entitled to receive, and shall accept for the same aggregate consideration in lieu of the number of Warrant Shares to which such holder was theretofore entitled upon such exercise the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Warrant Holder had been the registered holder of the number of Warrant Shares to which such holder was theretofore entitled upon exercise of the Warrant subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this Section 4.07; provided, however, that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Warrant Holders.  If determined appropriate by the Company, acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 4 with respect to the rights and interests thereafter of Warrant Holders to the end that the provisions set forth in this Article 4 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant.  Any such adjustments shall be made by and set forth in terms and conditions supplemental hereto approved by action by the Directors and by the Company, acting reasonably and shall for all purposes be conclusively deemed to be appropriate adjustments.

(e)
If prior to the Time of Expiry a Share Reorganization shall occur which results in an adjustment in the Exercise Price pursuant to the provisions of this Section 4.07, the number of Warrant Shares purchasable pursuant to each whole Warrant shall be adjusted contemporaneously with the adjustment of the Warrant Exercise Price per Warrant Share by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Warrant Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Exercise Price resulting from such adjustment.

Section 4.08 - Rules Regarding Calculation of Adjustment of Exercise Price and Number of Warrant Shares Purchasable upon Exercise

For the purposes of Section 4.07 hereinabove:

(a)
The adjustments provided for in Section 4.07 are cumulative, and shall, in the case of adjustments to the Warrant Exercise Price per Warrant Share, be computed to the nearest one-tenth of one cent (U.S. $0.001) and shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this Section 4.08.

(b)
No adjustment in the Warrant Exercise Price per Warrant Share shall be required unless such adjustment would result in a change of at least one and one-half percent (1.5%) in the prevailing Warrant Exercise Price and no adjustment shall be made in the number of Warrant Shares purchasable upon exercise of a Warrant unless it would result in a change of at least one one-tenth of a Warrant Share (1/10); provided, however, that any adjustments which, except for the provisions of this subsection 4.08(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(c)
Subject to the prior consent, if required, of any recognized stock exchange or over-the-counter or bulletin board trading market which may have jurisdiction over the affairs of the Company, from time to time, no adjustment in the Warrant Exercise Price per Warrant Share or in the number of Warrant Shares purchasable upon exercise of Warrants shall be made in respect of any event described in Section 4.07, other than the events referred to in paragraphs (ii) and (iii) of subsection (a) thereof, if Warrant Holders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrant Holders had exercised their Warrants prior to or on the effective date or record date of such event.

(d)	No adjustment in the Warrant Exercise Price shall be made pursuant to Section 4.07 in respect of the issue from time to time:

(i)           of Warrant Shares purchasable on exercise of the Warrants; or

(ii)
in respect of the issue from time to time as Dividends Paid in the Ordinary Course of shares to holders of shares who exercise an option or election to receive substantially equivalent dividends in shares in lieu of receiving a cash dividend;

and any such issue shall be deemed not to be a Share Reorganization.

(e)
If a dispute shall at any time arise with respect to adjustments provided for in Section 4.07, such dispute shall be conclusively determined by the Company’s Auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the Directors and any such determination shall be binding upon the Company and the Warrant Holders; such auditors or accountants shall be provided access to all necessary records of the Company.  In the event that any such determination is made, the Company shall deliver a certificate to the Warrant Holders describing such determination.

(f)
In case the Company after the date of issue of the Warrants shall take any action affecting the shares, other than action described in Section 4.07, which in the opinion of the Directors of the Company would materially affect the rights of Warrant Holders, the Warrant Exercise Price per Warrant Share or the number of Warrant Shares purchasable upon exercise shall be adjusted in such manner, if any, and at such time, by action by the Directors, in their sole discretion as they may determine to be equitable in the circumstances, but subject in all cases to the prior approval, if required, of any recognized stock exchange or over-the-counter or bulletin board trading market which may have jurisdiction over the affairs of the Company, from time to time, together with all other applicable regulatory authorities.  Failure of the taking of action by the Directors so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the shares shall be conclusive evidence that the Board of Directors of the Company has determined that it is equitable to make no adjustment in the circumstances.

(g)
If the Company shall set a record date to determine the holders of the shares for the purpose of entitling them to receive any dividend or distribution or any  subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Warrant Exercise Price per Warrant Share or the number of Warrant Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

(h)
In the absence of a resolution of the Directors fixing a record date for a Special Distribution or Rights Offering, the Company shall be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)
As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Warrant Exercise Price per Warrant Share and the number or class of Warrant Shares or other securities which are to be received upon the exercise thereof, the Company shall take any corporate action which may, in the opinion of counsel to the Company, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions thereof.

Section 4.09 - Postponement of Subscription

In any case in which this Article 4 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such an event:

(a)
issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event, the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event; and

(b)	delivering to such Holder any distributions declared with respect to such additional Warrant Shares after such exercise date and before such event;

provided, however, that the Company shall deliver to such Holder an appropriate instrument evidencing such Holder’s right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Warrant Exercise Price per Warrant Share or the number of Warrant Shares purchasable on the exercise of any Warrant to such distributions declared with respect to any additional Warrant Shares issuable on the exercise of any Warrant.

Section 4.10 - Notice of Adjustment of Warrant Exercise Price and Number of Warrant Shares Purchasable Upon Exercise

(a)
At least 14 calendar days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to any of the Warrants, including the Warrant Exercise Price per Warrant Share and the number of Warrant Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Company shall be required to provide holders of shares in respect of any such event, the Company shall give notice to the Warrant Holders by way of a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment.

(b)
In case any adjustment for which a notice in subsection 4.10(a) of this Section 4.10 has been given is not then determinable the Company shall promptly after such adjustment is determinable, give notice to the Warrant Holders of the adjustment and the computation of such adjustment.

Section 4.11 - Legending of Warrants and Warrant Shares

(a)
The Holder of any Warrants hereby agrees and consents by acceptance hereof that the certificate or certificates representing any Warrants or Warrant Shares shall be impressed with a legend (the “Legend”) reciting that the transfer thereof is restricted for a prescribed period (the “Restricted Period”), substantially in the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution.  These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration.  The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instructions.”
(or)
“These securities have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or the laws of any state, and are being issued in reliance upon Regulation S promulgated under the Act.  These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, the availability of an exemption from such registration or compliance with Regulation S.  Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company.  The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.”
(and, if applicable)
“Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities in Canada before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade.”
(and)
“Unless otherwise permitted under securities legislation, the holder of this security must not trade the security in or from British Columbia unless the conditions in section 12(2) of BC Instrument 51-509 Issuers Quoted in the U.S. Over-the-Counter Market are met.”; and

(b)
The Holder and any transferee thereof acknowledges by acceptance hereof that if any Warrants are exercised during the Restricted Period the certificate or certificates representing the Warrant Shares issuable upon such exercise shall also be impressed with the Legend set forth above unless counsel reasonably acceptable to the Company delivers an unqualified opinion that such Legend need not be imposed.

ARTICLE FIVE - COVENANTS BY THE COMPANY

Section 5.01 - Reservation of Warrant Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Warrant Shares which they are or may be entitled to purchase pursuant thereto.

ARTICLE SIX - MEETING OF WARRANT HOLDERS

Section 6.01 - Right to Convene Meeting

(a)
The Company may at any time and from time to time, and will on receipt of a Warrant Holder’s Request and upon being indemnified to its reasonable satisfaction by the Warrant Holders signing such Warrant Holder’s Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrant Holders.

(b)	If the Company fails, within 15 calendar days after receipt of such Warrant Holder’s Request and indemnity, to give notice convening a meeting, such Warrant Holders may convene such meeting.

(c)	Every such meeting will be held in Tucson, Arizona, U.S.A., unless required by law to be held elsewhere in the United States.

Section 6.02 - Notice

At least 30-calendar days’ notice of any meeting will be given by the Company to the Warrant Holders.  Such notice will state the time when and the place where the meeting is to be held and will state briefly the general nature of the business to be transacted, but it will not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.

Section 6.03 - Chairman

Some person nominated in writing by the Company will be Chairman of the meeting and if no person is so nominated, or if the person so nominated is not present within fifteen minutes from the time fixed for the holding of the meeting, the Warrant Holders present in person or by proxy will choose some person present to be Chairman.

Section 6.04 - Quorum

Subject to the provisions of Section 6.12, at any meeting of the Warrant Holders a quorum will consist of Warrant Holders present in person or by proxy and entitled to purchase at least 25% of the aggregate number of Warrant Shares which could be purchased pursuant to all the then outstanding Warrants of the class, provided that at least two persons entitled to vote are personally present.  If a quorum of the Warrant Holders is not present within half-an-hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrant Holders, or on a Warrant Holder’s request, will be dissolved; but in any other case the meeting will be adjourned to the same day in the next week (unless such day is a non-business day, in which case it will be adjourned to the next following business day) at the same time and place.  At the adjourned meeting the Warrant Holders present in person or by proxy will form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not be entitled to purchase at least 25% of the aggregate number of Warrant Shares which can be purchased pursuant to all of the then outstanding Warrants.

Section 6.05 - Power to Adjourn

The Chairman of any meeting at which a quorum of the Warrant Holders is present may with the consent of the meeting adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 6.06 - Show of Hands

Every question submitted to a meeting will be decided in the first place by a majority of the votes given on a show of hands.  At any such meeting, unless a poll is demanded, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority will be conclusive evidence of the fact.

Section 6.07 - Poll

On any question submitted to a meeting and after a vote by show of hands, when demanded by the Chairman or by one or more of the Warrant Holders acting in person or by proxy and entitled to purchase in the aggregate at least 5% of the aggregate number of Warrant Shares which could be purchased pursuant to all the Warrants for the time being outstanding, a poll will be taken in such manner as the Chairman will direct.  Questions other than extraordinary resolutions will be decided by a majority of the votes cast on the poll.

Section 6.08 - Voting

On a show of hands every person who is present and entitled to vote, whether as a Warrant Holder or as proxy for one or more absent Warrant Holders or both, will have one vote.  On a poll each Warrant Holder present in person or represented by proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Warrant Share which he is entitled to purchase pursuant to the Warrant or Warrants then held by him.  A proxy need not be a Warrant Holder.

Section 6.09 - Regulations

The Company may from time to time make or vary such regulations as it will think fit:

(a)
for the issue of voting certificates by any bank, trust company or other depository, certifying that specified Warrants have been deposited with it by a named Holder and will remain on deposit until after the meeting, which voting certificate will entitle the Holders to be present and vote at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the holders so named in such voting certificates were the actual bearers of the Warrants specified therein;

(b)
for the deposit of voting certificates or instruments appointing proxies at such place and time as the Company or the Warrant Holders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(c)
for the deposit of voting certificates or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held, and enabling particulars of such voting certificates or instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Company at the place where the same is to be held, and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting; and

(d)	for the form of the instrument of proxy.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.  Save as such regulations may provide, the only persons who will be recognized at any meeting as the Holder of any Warrants, or as entitled to vote or be present at the meeting in respect thereof, will be persons who produce Warrants at the meeting.

Section 6.10 - Company May Be Represented

The Company, by its Directors and Officers and the legal advisors of the Company, may attend any meeting of the Warrant Holders, but will have no vote as such.

Section 6.11 - Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions hereof or by law, the Warrant Holders at a meeting will have the following powers, exercisable from time to time by extraordinary resolution:

(a)
to enforce any of the covenants on the part of the Company contained in the Warrants, or to enforce any of the rights of the Warrant Holders in any manner specified in such extraordinary resolution, or to refrain from enforcing any such covenant or right;

(b)	to waive any default on the part of the Company in complying with any provision hereof either conditionally or upon any conditions specified in such extraordinary resolution; and

(c)	to consent to any amendment of the provisions of these Terms and Conditions.

Section 6.12 - Meaning of “Extraordinary Resolution”

(a)
The Expression “extraordinary resolution” when used herein means, subject as hereinafter in this Section and in Section 6.15 provided, a resolution proposed at a meeting of Warrant Holders duly convened for that purpose, and held in accordance with the provisions in this Article contained at which there are present, in person or by proxy, Warrant Holders entitled to purchase at least 25% of the aggregate number of Warrant Shares which can be purchased pursuant to all the then outstanding Warrants, and passed by the affirmative votes of Warrant Holders entitled to purchase not less than 75% of the aggregate number of Warrant Shares which can be purchased pursuant to all the then outstanding Warrants represented at the meeting and voted upon such resolution.

(b)
If, at any such meeting called for the purpose of passing an extraordinary resolution, Warrant Holders entitled to purchase 25% of the aggregate number of Warrant Shares which can be purchased pursuant to all the then outstanding Warrants are not present in person or by proxy within half-an-hour after the time appointed for the meeting, then the meeting, if convened by Warrant Holders or on a Warrant Holder’s Request, will be dissolved; but in any other case it will stand adjourned and the provisions of Section 6.04 will mutatis mutandis apply.

Section 6.13 - Powers Cumulative

Any one or more of the powers or any combination of the powers to be exercisable by the Warrant Holders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the right of the Warrant Holders to exercise such power or powers or combination of powers then or any power or powers or combination of powers thereafter from time to time.

Section 6.14 - Minutes

Minutes of all resolutions and proceedings at every such meeting will be made and duly entered in books to be from time to time provided for that purpose by the Company, and any such minutes, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings had, or by the Chairman of the next succeeding meeting of the Warrant Holders, will be prima facie evidence of the matters stated and until the contrary is proved, every such meeting, in respect of the proceedings of which minutes will have been made, will be deemed to have been duly convened and held, and all resolutions passed or proceedings taken, to have been duly passed and taken.

Section 6.15 - Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article at a meeting of Warrant Holders will be binding upon all Warrant Holders.

Section 6.16 - Status of Warrant Holders

The Holders of Warrants of a particular class will not be entitled as such to attend or vote at a meeting of the Holders of Warrants of another class, and any action taken at a meeting of the Holders of Warrants of a particular class will in no way affect the rights of the Holders of the Warrants of another class.

ARTICLE SEVEN - MODIFICATION OF TERMS, MERGER, SUCCESSORS

Section 7.01 - Modification of Terms for Certain Purposes

From time to time the Company may, and it will, when so directed by these presents, modify these Terms and Conditions, for any one or more or all of the following purposes:

(a)	giving effect to any extraordinary resolution passed as provided in Article 6;

(b)
adding to or altering these provisions in respect of the registration and transfer of Warrants making provision for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect their substance;

(c)	for any other purpose, including the correction or rectification of any ambiguous, defective provisions, errors or omissions herein; and

(d)	to evidence any succession of any Company and the assumption by any successor of the covenants of the Company and in the Warrants contained as provided in this Article.

Section 7.02 - No Extension of Expiry Date

Notwithstanding Section 7.01, no modification will be made to the Time of Expiry without the prior consent of the Directors of the Company together with all recognized stock exchange or over-the-counter or bulletin board trading markets and regulatory authorities who may have, from time to time, jurisdiction over the affairs of the Company.

Section 7.03 - Company May Consolidate, etc. on Certain Terms

Nothing will prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations; however, the corporation formed by such consolidation or into which such merger will have been made will be a corporation organized and existing under the laws of Canada or of the United States of America, or any Province, State, District or Territory thereof, and will, simultaneously with such consolidation, amalgamation or merger assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

Section 7.04 - Successor Company Substituted

In case the Company is consolidated, amalgamated or merged with or into any other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Company will have been merged, will succeed to and be substituted for the Company hereunder.  Such changes in phraseology and form (but not in substance) may be made in the Warrants as may be appropriate in view of such consolidation, amalgamation or merger.
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